SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 10, 2006

                           GREAT PEE DEE BANCORP, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      000-23521                 562050592
        --------------               --------------           -----------------
(State or Other Jurisdiction)    (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                     Identification No.)


515 Market Street, Cheraw, South Carolina                              29520
--------------------------------------------                         ---------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (843) 537-7656
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
           ---------------------------------------------

         On January 12, 2006, Great Pee Dee Bancorp, Inc. (the "Company") issued a press release regarding its earnings for the quarter ended December 31, 2005. The press release is included as Exhibit 99.1 to this report. The information included in Exhibit 99.1 is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers
           ---------------------------------

       (c) On January 10, 2006, the Board of Directors of the Company appointed John S. Long to the position of President and Chief Executive Officer of the Company.

       Mr. Long became Vice President of Sentry Bank & Trust (the "Bank"), the wholly-owned subsidiary of the Company, in November 1997, Chief Operating Officer in June 1998 and President in January 2003. Mr. Long became a director of the Company in 1998. Mr. Long became Chief Executive Officer of the Bank in January 2004 and Executive Vice President of the Company in July 2004. Mr. Long is not a director of any reporting company other than the Company, and is not related to any director or executive officer of the Company.

       Mr. Long is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404(a) or Item 404(b) of Securities and Exchange Commission Regulation S-B.

       The Bank has previously entered into an employment agreement with Mr. Long that provides for a term of thirty-six months. A description of the employment agreement is included in the Company's definitive proxy statement dated September 9, 2005 relating to the Company's 2005 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on September 12, 2005. In addition, a copy of the employment agreement has been filed as an Exhibit to the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001, which was filed with the Securities and Exchange Commission on September 27, 2001.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

       The Index of Exhibits immediately precedes the attached exhibits.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    GREAT PEE DEE BANCORP, INC.



DATE: January 12, 2006              By:   /s/ John S. Long
                                          -------------------------------------
                                          John S. Long
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

         Exhibit No.                                 Description

            99.1                    Press Release of Great Pee Dee Bancorp, Inc.